Exhibit 99.1

For Immediate Release	Contacts:	David F. Kirby
Hudson Highland Group
212-351-7216
david.kirby@hhgroup.com

Thomas Smith
Ogilvy Public Relations Worldwide
212-880-5269
thomas.smith@ogilvypr.com

Hudson Highland Group Reports

2005 Fourth Quarter and Full-Year Financial Results

NEW YORK, NY – February 16, 2006 – Hudson Highland Group, Inc. (NASDAQ: HHGP), one of the world’s leading providers of specialized professional staffing, retained executive search and human capital solutions, today announced financial results for the fourth quarter and full year ended December 31, 2005.

2005 Fourth Quarter Summary

•	Revenue of $354.0 million, an increase of 2.9 percent from $344.1 million for the fourth quarter of 2004

•	Gross margin of $132.4 million, or 37.4 percent of revenue, up 2.7 percent from $128.9 million, or 37.5 percent of revenue, for the same year ago period

•	EBITDA of $7.1 million, or 2.0 percent of revenue, an increase of 44.7 percent compared with $4.9 million, or 1.4 percent of revenue, for the fourth quarter of 2004

•	Net income of $2.8 million, or $0.12 per basic and $0.11 per diluted share, compared with a net loss of $1.3 million, or $0.07 per basic and diluted share for the fourth quarter of 2004

2005 Full-Year Summary

•	Revenue of $1.428 billion, an increase of 13.7 percent from $1.256 billion for 2004

•	Gross margin of $536.9 million, or 37.6 percent of revenue, up 14.2 percent from $470.2 million, or 37.4 percent of revenue, for 2004

•	EBITDA of $29.6 million, or 2.1 percent of revenue, compared with a loss of $3.1 million for 2004

•	Net income of $5.3 million, or $0.24 per basic and $0.22 per diluted share, compared to a net loss of $26.8 million, or $1.38 per basic and diluted share for 2004

“Hudson Highland Group made solid progress during 2005 toward strategic business segment growth and improved profitability, despite some hiring demand softness that surfaced during the fourth quarter in the Australia/New Zealand market,” said Jon Chait, chairman and chief executive officer of Hudson Highland Group. “We remain confident about our overall prospects and firmly committed to our long-term goal of sustainable EBITDA margins in the 7 to 10 percent range.”

Mary Jane Raymond, executive vice president and chief financial officer of Hudson Highland Group commented, “For 2006, the company will maintain its focus on continuing to shift its business portfolio to high-value, high-margin segments and achieving further profitability improvement.”

Guidance

Given the current economic environment, the company expects 2006 EBITDA as a percentage of revenue to be 2.5 to 3.5 percent, constant currency revenue growth of 1 to 5 percent and constant currency gross margin growth of 5 to 10 percent. This guidance is based on expectations of constant currency revenue growth of 7 to 12 percent for Hudson North America, 0 to 5 percent for Hudson Europe and Highland Partners, and -5 to 5 percent in Hudson Asia Pacific. This guidance does not reflect the impact of any acquisitions or divestitures that the company may consider in the future.

For the first quarter of 2006, historically the smallest profit generating quarter of the year, the company expects lower revenue and EBITDA than the prior year period due to business conditions in the Asia Pacific region.

Beginning in the first quarter of 2006, the company will record compensation expense related to outstanding employee stock options in accordance with FAS 123R. Based on current information, the company anticipates the impact of this to be $4.9 million for the full year 2006. Corresponding costs in 2005 would have been $4.5 million.

Conference Call / Webcast

Hudson Highland Group will conduct a conference call Friday, February 17, 2006 at 9:00 AM ET to discuss this announcement. Investors wishing to participate can join the conference call by dialing 1-800-374-1532 followed by the participant passcode 3355299 at 8:50 AM ET. For those outside the United States, please call in on 1-706-634-5594 followed by the participant passcode 3355299. Hudson Highland Group’s quarterly conference call can also be accessed online through Yahoo! Finance at www.yahoo.com and the investor information section of the company’s website at www.hhgroup.com.

Additional Information

Please find additional information about the company’s quarterly results in our shareholder letter in the investor information section of the company’s website at www.hhgroup.com.

Hudson Highland Group

Hudson Highland Group is one of the world’s leading professional staffing, retained executive search and human capital solution providers. We help our clients achieve greater organizational performance by assessing, recruiting and developing the best and brightest people for their businesses. Our approximately 3,800 employees in more than 20 countries are dedicated to providing unparalleled service and value to our clients. More information about Hudson Highland Group is available at www.hhgroup.com.

Safe Harbor Statement

This press release contains statements that the company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including those under the caption “Guidance” and other statements regarding the company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors include, but are not limited to, the impact of global economic fluctuations on temporary contracting operations; the cyclical nature of the company’s executive search and mid-market professional staffing businesses; the company’s ability to manage its growth; risks associated with expansion; risks and financial impact associated with disposition of non-strategic assets; the company’s reliance on information systems and technology; competition; fluctuations in operating results; risks relating to foreign operations, including foreign currency fluctuations; dependence on highly skilled professionals and key management personnel; the impact of employees departing with existing executive search clients; risks maintaining professional reputation and brand name; restrictions imposed by blocking arrangements; exposure to employment-related claims, and limits on insurance coverage related thereto; government regulations; and restrictions on the company’s operating flexibility due to the terms of its credit facility. Additional information concerning these and other factors is contained in the company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release. The company assumes no obligation, and expressly disclaims any obligation, to review or confirm analysts’ expectations or estimates or to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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Financial Tables Follow, Presented in Refined Segment Information Format

HUDSON HIGHLAND GROUP, INC.

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Revenue	$353,969	$344,090	$1,428,276	$1,256,354

Direct costs	221,580	215,164	891,345	786,134

Gross margin	132,389	128,926	536,931	470,220

Operating expenses:
Selling, general and administrative	125,210	123,003	507,184	469,214
Depreciation and amortization	4,711	5,746	18,412	20,108
Business reorganization expenses (recoveries)	90	(89)	233	3,361
Merger and integration (recoveries) expenses	(35)	1,090	(70)	736

Total operating expenses	129,976	129,750	525,759	493,419
Operating income (loss)	2,413	(824)	11,172	(23,199)

Other income (expense):
Interest, net	(600)	(51)	(1,852)	(104)
Other, net	654	(75)	1,029	(1,834)

Income (loss) before provision for (benefit) for income taxes	2,467	(950)	10,349	(25,137)
Provision (benefit) for income taxes	(323)	387	5,036	1,638

Net income (loss)	$2,790	$(1,337)	$5,313	$(26,775)

Income (loss) per share:
Basic income (loss)	$.12	$(0.07)	$.24	$(1.38)
Diluted income (loss)	$.11	$(0.07)	$.22	$(1.38)

Weighted average shares outstanding:
Basic	24,103,000	20,371,000	22,295,000	19,457,000
Diluted	25,823,000	20,371,000	23,674,000	19,457,000

HUDSON HIGHLAND GROUP, INC.

CONSOLIDATED CONDENSED BALANCE SHEETS

(in thousands, except share and per share amounts)

	December 31, 2005	December 31, 2004
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$34,108	$21,064
Accounts receivable, net	232,081	197,582
Other current assets	14,330	14,187

Total current assets	280,519	232,833

Property and equipment, net	31,438	36,360
Intangibles, net	31,100	6,104
Other assets	5,359	6,081

Total assets	$348,416	$281,378

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$24,718	$27,023
Accrued expenses and other current liabilities	140,036	140,903
Short-term borrowings and current portion of long-term debt	32,544	4,066
Accrued business reorganization expenses	4,223	8,930
Accrued merger and integration expenses	1,239	1,872

Total current liabilities	202,760	182,794

Accrued business reorganization expenses, non-current	4,095	6,832
Accrued merger and integration expenses, non-current	2,038	3,329
Other non-current liabilities	5,948	2,648
Long-term debt, less current portion	478	2,041

Total liabilities	215,319	197,644

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized; issued: 24,341,907 and 20,612,966 shares, respectively	24	21
Additional paid-in capital	404,755	353,825
Accumulated deficit	(306,263)	(311,576)
Accumulated other comprehensive income - translation adjustments	34,811	41,694
Treasury stock, 15,798 shares	(230)	(230)

Total stockholders’ equity	133,097	83,734

	$348,416	$281,378

HUDSON HIGHLAND GROUP, INC.

SEGMENT ANALYSIS

(in thousands)

(unaudited)

For the Three Months Ended December 31, 2005	Hudson Americas (2)	Hudson Europe	Hudson Asia Pacific	Highland Partners	Corporate	Total
Revenue	$117,472	$117,282	$102,641	$16,574	$—	$353,969

Gross margin	$30,262	$49,917	$36,288	$15,922	$—	$132,389

Adjusted EBITDA (1)	$4,768	$3,597	$4,905	$1,740	$(7,831)	$7,179

Business reorganization expenses	1	37	43	9	—	90
Merger and integration (recoveries)	—	—	(35)	—	—	(35)

EBITDA (1)	4,767	3,560	4,897	1,731	(7,831)	7,124

Depreciation and amortization	1,471	1,828	926	331	155	4,711

Operating income (loss)	$3,296	$1,732	$3,971	$1,400	$(7,986)	$2,413

For the Three Months Ended December 31, 2004	Hudson Americas (2)	Hudson Europe	Hudson Asia Pacific	Highland Partners	Corporate	Total
Revenue	$98,259	$120,250	$109,622	$15,959	$—	$344,090

Gross margin	$25,597	$49,687	$38,519	$15,123	$—	$128,926

Adjusted EBITDA (1)	$3,680	$1,427	$7,391	$939	$(7,514)	$5,923

Business reorganization expenses (recoveries)	(150)	275	—	(214)	—	(89)
Merger and integration expenses (recoveries)	139	447	(91)	595	—	1,090

EBITDA (1)	3,691	705	7,482	558	(7,514)	4,922

Depreciation and amortization	1,622	1,114	2,315	500	195	5,746

Operating income (loss)	$2,069	$(409)	$5,167	$58	$(7,709)	$(824)

(1)	Non-GAAP earnings before interest, income taxes, special charges, other non-operating expense, and depreciation and amortization (“Adjusted EBITDA”) and non-GAAP earnings before interest, income taxes, other non-operating expense, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted EBITDA and EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, adjusted EBITDA and EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.
(2)	See attached Hudson Americas Segment Analysis for further details.

HUDSON HIGHLAND GROUP, INC.

SEGMENT ANALYSIS

(in thousands)

(unaudited)

For the Year Ended December 31, 2005	Hudson Americas (2)	Hudson Europe	Hudson Asia Pacific	Highland Partners	Corporate	Total
Revenue	$446,949	$481,623	$436,877	$62,827	$—	$1,428,276

Gross margin	$114,414	$204,439	$158,345	$59,733	$—	$536,931

Adjusted EBITDA (1)	$14,385	$16,164	$30,563	$4,174	$(35,539)	$29,747

Business reorganization expenses (recoveries)	510	(42)	43	(278)	—	233
Merger and integration (recoveries)	(35)	—	(35)	—	—	(70)

EBITDA (1)	13,910	16,206	30,555	4,452	(35,539)	29,584

Depreciation and amortization	5,217	4,771	6,501	1,354	569	18,412

Operating income (loss)	$8,693	$11,435	$24,054	$3,098	$(36,108)	$11,172

For the Year Ended December 31, 2004	Hudson Americas (2)	Hudson Europe	Hudson Asia Pacific	Highland Partners	Corporate	Total
Revenue	$334,765	$447,483	$412,427	$61,679	$—	$1,256,354

Gross margin	$86,662	$182,069	$143,360	$58,129	$—	$470,220

Adjusted EBITDA (1)	$5,281	$969	$23,358	$2,871	$(31,473)	$1,006

Business reorganization expenses (recoveries)	1,051	225	(260)	2,345	—	3,361
Merger and integration expenses (recoveries)	(113)	447	(193)	595	—	736

EBITDA (1)	4,343	297	23,811	(69)	(31,473)	(3,091)

Depreciation and amortization	5,307	4,773	6,163	1,805	2,060	20,108

Operating income (loss)	$(964)	$(4,476)	$17,648	$(1,874)	$(33,533)	$(23,199)

(1)	Non-GAAP earnings before interest, income taxes, special charges, other non-operating expense, and depreciation and amortization (“Adjusted EBITDA”) and non-GAAP earnings before interest, income taxes, other non-operating expense, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted EBITDA and EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, adjusted EBITDA and EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.
(2)	See attached Hudson Americas Segment Analysis for further details.

HUDSON HIGHLAND GROUP, INC.

HUDSON AMERICAS SEGMENT ANALYSIS

(in thousands)

(unaudited)

	For the Three Months Ended December 31, 2005			For the Three Months Ended December 31, 2004
	N. America	Development	Total	N. America	Development	Total
Revenue	$117,062	$410	$117,472	$97,818	$441	$98,259

Gross margin	$29,919	$343	$30,262	$25,155	$442	$25,597

Adjusted EBITDA (1)	$5,044	$(276)	$4,768	$4,653	$(973)	$3,680

Business reorganization (recoveries) expenses	1	—	1	(150)	—	(150)
Merger and integration expenses	—	—	—	139	—	139

EBITDA (1)	5,043	(276)	4,767	4,664	(973)	3,691

Depreciation and amortization	1,395	76	1,471	1,542	80	1,622

Operating income (loss)	$3,648	$(352)	$3,296	$3,122	$(1,053)	$2,069

	For the Year Ended December 31, 2005			For the Year Ended December 31, 2004
	N. America	Development	Total	N. America	Development	Total
Revenue	$444,877	$2,072	$446,949	$333,061	$1,704	$334,765

Gross margin	$112,889	$1,525	$114,414	$85,054	$1,608	$86,662

Adjusted EBITDA (1)	$18,001	$(3,616)	$14,385	$10,707	$(5,426)	$5,281

Business reorganization expenses	510	—	510	1,051	—	1,051
Merger and integration (recoveries)	(35)	—	(35)	(113)	—	(113)

EBITDA (1)	17,526	(3,616)	13,910	9,769	(5,426)	4,343

Depreciation and amortization	4,908	309	5,217	5,040	267	5,307

Operating income (loss)	$12,618	$(3,925)	$8,693	$4,729	$(5,693)	$(964)

(1)	Non-GAAP earnings before interest, income taxes, special charges, other non-operating expense, and depreciation and amortization (“Adjusted EBITDA”) and non-GAAP earnings before interest, income taxes, other non-operating expense, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted EBITDA and EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, adjusted EBITDA and EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.